Exhibit 99.1

Media Contact:

Dana Stelsel

Corporate Communications Manager

(765) 771-5766

dana.stelsel@wabashnational.com

Investor Relations:
Mike Pettit
Vice President – Finance and Investor Relations
(765) 771-5581
michael.pettit@wabashnational.com

Wabash National Corporation Enhances Indirect Distribution Channel with Retail Segment Realignment and Consolidation

LAFAYETTE, Ind. – June 22, 2016 – Wabash National Corporation (NYSE: WNC), a diversified industrial manufacturer and North America’s leading producer of semi-trailers and liquid transportation systems, announced today it is realigning its Retail segment under Commercial Trailer Products and Diversified Products, in conjunction with transitioning a company-owned retail store to an independent dealer.

Dick Giromini, president and chief executive officer, explained, “We have made great strides in our ongoing efforts to transform Wabash National into a diversified industrial manufacturer to reduce cyclicality, improve profitability and drive higher growth. The decision to strategically realign and consolidate our retail locations and transition a company-owned store to an independent dealer will further these efforts and allow us to expand upon an already impressive network of independent dealers.”

Wabash National Trailer Centers in Ohio, Pennsylvania, Florida, Colorado and Texas will become part of the Commercial Trailer Products segment, while the Brenner Tank Services locations in Wisconsin, Illinois, Arkansas, Kentucky, Louisiana and Texas will join the Diversified Products segment.

“We believe this change in segment structure provides enhanced alignment between our business segments and their channel partners while supporting our strategic objective to grow the areas of our business that offer the most attractive margins and returns on invested capital,” added Mr. Giromini.

Mark Weber, group president of Diversified Products, commented, “This move will enable our tank trailer business to provide full service and aftermarket support to its Beall®, Brenner®, Bulk and Walker customers. The tank parts and service business model complements our existing businesses as well as delivers attractive margins in a capital-efficient manner.”

In addition to realigning the Retail segment, Wabash National has finalized an agreement with Portland-based TEC Equipment, Inc. to provide sales, parts and service for Wabash National®, Transcraft® and Benson® brand trailers in Arizona, New Mexico and portions of Idaho. During July 2016, the Wabash National Trailer Center in Phoenix, Arizona, will be transitioned to an independent dealer facility operated by TEC Equipment.

“This latest agreement with TEC Equipment is one more step in executing our strategic growth plan to further enhance the indirect distribution channel as we expand access and service in the western United States,” explained Brent Yeagy, group president of Commercial Trailer Products.

Mr. Yeagy continued, “This agreement was a natural follow-up to the successful transition of three former branch locations in Oregon and California to TEC Equipment in 2014. TEC Equipment has proven to be a best-in-class dealer that provides excellent service to our mutual customers and a business partner that represents the Wabash brand very well.”

“We have demonstrated over the past several years that we are committed to optimizing business results,” Mr. Giromini added. “We continually focus our efforts to grow margins, strengthen the balance sheet and create shareholder value.”

As a result of the realignment, the former Retail segment will no longer be reported as a separate business segment in Wabash National’s financial statements. Wabash National will begin reporting the realigned segments effective with its second quarter 2016 Form 10-Q filed with the Securities Exchange Commission. For additional information on Wabash National's reporting segments as they will be presented, see the table following this release for unaudited operating results for the three- and twelve-month periods ending December 31, 2015 and 2014, as well as the three-month period ending March 31, 2016.

About Wabash National Corporation

Headquartered in Lafayette, Indiana, Wabash National Corporation (NYSE: WNC) is a diversified industrial manufacturer and North America’s leading producer of semi-trailers and liquid transportation systems. Established in 1985, the company manufactures a diverse range of products including: dry freight and refrigerated trailers, platform trailers, bulk tank trailers, dry and refrigerated truck bodies, truck-mounted tanks, intermodal equipment, aircraft refueling equipment, structural composite panels and products, trailer aerodynamic solutions, and specialty food grade and pharmaceutical equipment. Its innovative products are sold under the following brand names: Wabash National®, Beall®, Benson®, Brenner® Tank, Bulk Tank International, DuraPlate®, Extract Technology®, Garsite, Progress Tank, Transcraft®, Walker Engineered Products, and Walker Transport. Visit www.wabashnational.com to learn more.

Safe Harbor Statement
This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, statements about ongoing efforts to transform Wabash National into a diversified industrial manufacturer to reduce cyclicality, improve profitability and drive higher growth, statements regarding the effect of the segment realignment to enable our tank trailer business to provide full service and aftermarket support to its Beall®, Brenner®, Bulk and Walker customers and our other statements about our growth and diversification strategies.  These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials, risks in implementing and sustaining improvements in the Company’s manufacturing capacity and cost containment, dependence on industry trends and timing and costs of indebtedness.  Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

WABASH NATIONAL CORPORATION

SUPPLEMENTAL SEGMENT DISCLOSURES

(Dollars in thousands)

(Unaudited)

	2014				2015				2016

	Twelve Months Ended December 31, 2014				Twelve Months Ended December 31, 2015				Three Months Ended March 31, 2016
	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated
New Trailer Shipments	53,800	3,550	-	57,350	61,300	3,400	-	64,700	14,000	500	-	14,500
Used Trailer Shipments	4,700	150	-	4,850	1,900	150	-	2,050	250	50	-	300
		.
Net Sales	$1,380,623	$494,992	$(12,300)	$1,863,315	$1,582,240	$456,927	$(11,679)	$2,027,489	$364,040	$86,431	$(2,795)	$447,676

Gross Profit	117,734	111,298	3,601	232,634	197,777	107,023	(1,356)	303,443	60,396	20,210	(1,080)	79,526
Gross Profit %	8.5%	22.5%		12.5%	12.5%	23.4%		15.0%	16.6%	23.4%		17.8%

Income (Loss) from Operations	82,290	57,635	(17,539)	122,386	159,385	51,079	(30,094)	180,369	50,257	6,990	(9,062)	48,185
Operating Margin	6.0%	11.6%		6.6%	10.1%	11.2%		8.9%	13.8%	8.1%		10.8%

	Three Months Ended March 31, 2014				Three Months Ended March 31, 2015				Three Months Ended March 31, 2016
	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated
New Trailer Shipments	9,150	800	-	9,950	13,500	850	-	14,350	14,000	500	-	14,500
Used Trailer Shipments	2,100	50	-	2,150	300	50	-	350	250	50	-	300

Net Sales	$245,534	$115,084	$(2,498)	$358,120	$329,189	$111,140	$(2,732)	$437,597	$364,040	$86,431	$(2,795)	$447,676

Gross Profit	18,266	27,692	714	46,672	32,272	25,345	(420)	57,197	60,396	20,210	(1,080)	79,526
Gross Profit %	7.4%	24.1%		13.0%	9.8%	22.8%		13.1%	16.6%	23.4%		17.8%

Income (Loss) from Operations	8,965	14,069	(3,570)	19,465	22,910	11,355	(7,002)	27,263	50,257	6,990	(9,062)	48,185
Operating Margin	3.7%	12.2%		5.4%	7.0%	10.2%		6.2%	13.8%	8.1%		10.8%

	Three Months Ended June 30, 2014				Three Months Ended June 30, 2015
	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated
New Trailer Shipments	14,100	850	-	14,950	16,100	800	-	16,900
Used Trailer Shipments	1,700	50	-	1,750	600	50	-	650

Net Sales	$363,105	$126,801	$(3,885)	$486,021	$412,664	$105,306	$(3,139)	$514,831

Gross Profit	31,809	28,443	1,361	61,613	49,040	23,687	(323)	72,405
Gross Profit %	8.8%	22.4%		12.7%	11.9%	22.5%		14.1%

Income (Loss) from Operations	22,669	14,972	(3,785)	33,855	39,249	9,769	(6,964)	42,054
Operating Margin	6.2%	11.8%		7.0%	9.5%	9.3%		8.2%

	Three Months Ended September 30, 2014				Three Months Ended September 30, 2015
	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated
New Trailer Shipments	14,750	850	-	15,600	15,500	1,000	-	16,500
Used Trailer Shipments	550	50	-	600	450	50	-	500

Net Sales	$371,582	$123,189	$(3,073)	$491,697	$406,409	$127,787	$(2,847)	$531,350

Gross Profit	33,812	26,715	1,101	61,628	55,355	30,978	(311)	86,022
Gross Profit %	9.1%	21.7%		12.5%	13.6%	24.2%		16.2%

Income (Loss) from Operations	25,249	13,791	(4,111)	34,929	45,789	17,601	(7,001)	56,389
Operating Margin	6.8%	11.2%		7.1%	11.3%	13.8%		10.6%

	Three Months Ended December 31, 2014				Three Months Ended December 31, 2015
	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Corporate & Eliminations	Consolidated
New Trailer Shipments	15,800	1,050	-	16,850	16,200	750	-	16,950
Used Trailer Shipments	350	50	-	400	550	-	-	550

Net Sales	$400,402	$129,918	$(2,844)	$527,477	$433,977	$112,694	$(2,961)	$543,711

Gross Profit	33,846	28,449	426	62,721	61,110	27,013	(303)	87,819
Gross Profit %	8.5%	21.9%		11.9%	14.1%	24.0%		16.2%

Income (Loss) from Operations	25,407	14,803	(6,072)	34,137	51,438	12,354	(9,128)	54,663
Operating Margin	6.3%	11.4%		6.5%	11.9%	11.0%		10.1%

Note: The sum of shipments by quarter may not equal full year shipments due to rounding.